UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2015

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth under Item 2.01 of this Current Report on Form 8-K is responsive to this Item 1.01, and is hereby incorporated by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 19, 2015, Bluerock Residential Growth REIT, Inc., a Maryland corporation, or the Company, through subsidiaries of our operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership, or the Operating Partnership, acquired a 100% fee simple interest in 322 units within a Class A apartment community located in Charlotte, North Carolina known as the Ashton Reserve at Northlake Phase I, or Ashton Phase I, from AR I Borrower, LLC, or Ashton Seller, an unaffiliated third-party seller. The acquisition of Ashton Phase I was the first phase in a two-phase acquisition, as further described below. Ashton Phase I and Ashton Phase II (as hereinafter defined) are collectively referred to herein as the Ashton Property. The material features of Ashton Phase I and the Company’s acquisition thereof are described below.

Ashton Phase I

Ashton Phase I features one-, two- and three-bedroom unit layouts averaging 996 square feet. Ashton Phase I, completed in 2013, is in excellent condition, with many high-end in-unit features and property level amenities. All units have nine-foot ceilings, a full stainless steel appliance package that includes a full-sized refrigerator, granite countertops, full-size washer/dryers, and undermount sinks. Ashton Phase I community amenities include lush landscaping, two clubhouses, fitness facilities, a swimming pool with oversized deck and grilling stations, as well as a business center and a private media center. The Northlake submarket in which the Ashton Property is located is approximately eight miles from uptown Charlotte and is anchored by the one million square foot Northlake Mall, a premier retail destination for the affluent communities in the north Charlotte metropolitan area. The Ashton Property is in close proximity to Lake Norman, as well as to regional employers, major travel routes and the Charlotte-Douglas International Airport. As of August 18, 2015, Ashton Phase I was approximately 93.48% occupied.

Acquisition of Ashton Phase I

On August 19, 2015, BRG Ashton NC, LLC, or BRG Ashton, a subsidiary of the Operating Partnership, entered into an Assignment of Purchase and Sale and Escrow Instructions Agreement with BR Ashton I Owner, LLC, or BR Ashton I Owner, a subsidiary of the Operating Partnership, pursuant to which BRG Ashton assigned to BR Ashton I Owner a purchase agreement to acquire Ashton Phase I. On August 19, 2015, BR Ashton I Owner acquired Ashton Phase I for a total purchase price of approximately $44.75 million. The equity portion of the purchase price for the acquisition of Ashton Phase I was funded by an equity investment by the Company of approximately $13.5 million.

Property Management

On August 19, 2015, BR Ashton I Owner entered into a management agreement pursuant to which GREP Southeast, LLC, an unaffiliated third-party, or the Property Manager, will manage Ashton Phase I. The Property Manager will be entitled to a management fee of 3.0% of monthly gross cash revenues, payable monthly.

Future Acquisition of Ashton Phase II

The Company, through BR Ashton II Owner, LLC, or BR Ashton II Owner, a subsidiary of the Operating Partnership, expects to subsequently acquire an additional 151-unit Class A apartment community currently under construction on approximately 9.072 acres of land immediately adjacent to Ashton Phase I, to be known as Ashton Reserve at Northlake Phase II, or Ashton Phase II. On August 19, 2015, BR Ashton II Owner entered into an Assignment and Assumption of Purchase and Sale Agreement with AR Owner, LLC, an unaffiliated third-party, pursuant to which BR Ashton II Owner assumed the obligations of the purchaser under the purchase agreement to acquire Ashton Phase II following completion of construction and stabilization thereof. BR Ashton II Owner expects to close on the acquisition of Ashton Phase II for a purchase price of approximately $20.6 million, subject to customary adjustments and prorations, and subject to final adjustment and pricing based on the then existing financial condition of Ashton Phase II based on a closing rent roll.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT OF REGISTRANT

Loan Financing and Guaranty Obligations related to Ashton Phase I

The acquisition of Ashton Phase I was further funded by the assumption by BR Ashton I Owner of an existing $31.9 million mortgage loan, or the Loan, from Sun Life Assurance Company of Canada, or the Lender, all outstanding obligations of Ashton Seller thereunder, and the release of the original guarantors thereunder, pursuant to that certain Note, Deed of Trust and Related Loan Documents Assignment, Assumption and Modification Agreement dated August 19, 2015, or the Assignment Agreement, and certain other Loan documents assumed and/or entered into by BR Ashton I Owner and the Company thereunder, or the Loan Documents.

The Loan bears interest at a fixed rate of 4.67% per year and matures on December 1, 2025. The Loan amortizes on an interest-only basis through December 1, 2016, and on a principal and interest basis thereafter based upon a thirty (30) year amortization period. The Loan may be prepaid in full at any time with thirty (30) days' prior written notice to Lender, and the payment of a prepayment premium equal to the greater of (i) 1.0% of the unpaid principal balance or (ii) a yield maintenance amount calculated as set forth in the Loan Documents. The Loan Documents provide that the Loan may be accelerated upon the occurrence of defined events of default, including payment defaults, breaches of representations, insolvency events and other customary events.

The Loan Documents include agreements by the Company to provide certain environmental indemnities pursuant to an Environmental Indemnity agreement, and certain non-recourse carveout guaranties, generally standard in scope, of the liabilities of BR Ashton I Owner under the Loan pursuant to a Guaranty Agreement.

Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements above include, but are not limited to, matters identified as expectations and matters with respect to the acquisition of Ashton Phase I or the future acquisition of Ashton Phase II. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For more information regarding risks and uncertainties that may affect the Company’s future results, review the Company’s filings with the Securities and Exchange Commission.

The descriptions included in this Current Report on Form 8-K of any of the documents referenced in Item 9.01(d) below and filed as exhibits hereto do not purport to be complete, and are qualified in their entirety by reference to the full text of such document. All of the exhibits hereto have been filed solely to provide information regarding their respective terms. Such exhibits may contain representations and warranties that the parties thereto made solely for the benefit of the other parties. In addition, such representations and warranties (i) may have been qualified by confidential disclosures made to the other party in connection with such document, (ii) may be subject to a materiality standard which may differ from what may be viewed as material by investors, (iii) were made only as of the date of such documents or such other date as is specified therein, and (iv) may have been included in such documents for the purpose of allocating risk between or among the parties thereto rather than establishing matters as facts.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired.

Because it is impracticable to provide the required financial statements for the acquired real property described in Item 2.01 at the time of this filing and no financial statements (audited or unaudited) are available at this time, we hereby confirm that we intend to file the required financial statements on or before November 4, 2015, by amendment to this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

See paragraph (a) above.

(d)	Exhibits.

Exhibit No.	Description

10.1	Promissory Note by AR I Borrower, LLC for the benefit of Sun Life Assurance Company of Canada, dated as of November 22, 2013

10.2	Deed of Trust and Security Agreement and Fixture Filing by AR I Borrower, LLC, in favor of Sun Life Assurance Company of Canada, dated as of November 22, 2013

10.3	Assignment of Leases and Rents by AR I Borrower, LLC for the benefit of Sun Life Assurance Company of Canada, dated as of November 22, 2013

10.4	Note, Deed of Trust, and Related Loan Documents Assignment, Assumption and Modification Agreement by and among Sun Life Assurance Company of Canada, BR Ashton I Owner, LLC, Bluerock Residential Growth REIT, Inc., AR I Borrower, LLC, and Rob Meyer, Mark Mechlowitz, Jorge Sardinas, Robert Fishel, and Harold Katz, dated as of August 19, 2015

10.5	Environmental Indemnity by Bluerock Residential Growth REIT, Inc. and BR Ashton I Owner, LLC for the benefit of Sun Life Assurance Company of Canada, dated as of August 19, 2015

10.6	Guaranty of Non-Recourse Carve-Outs by Bluerock Residential Growth REIT, Inc. in favor of Sun Life Assurance Company of Canada, dated as of August 19, 2015

10.7	Letter of Undertaking by and between BR Ashton I Owner, LLC and Sun Life Assurance Company of Canada, dated as of August 19, 2015

10.8	Management Agreement by and between BR Ashton I Owner, LLC and GREP Southeast, LLC, dated as of August 19, 2015

10.9	Estoppel and Agreement by AR I Borrower, LLC for the benefit of BR Ashton I Owner, LLC, dated as of August 18, 2015

10.10	Assignment of Purchase and Sale Agreement and Escrow Instructions by and between BRG Ashton NC, LLC and BR Ashton I Owner, LLC, dated as of August 19, 2015

10.11	Bill of Sale and Assignment and Assumption of Leases and Service Contracts by and between AR I Borrower, LLC and BR Ashton I Owner, LLC, dated as of August 19, 2015

10.12	Limited Liability Company Agreement of BRG Ashton NC, LLC by and between BRG Ashton NC, LLC and Bluerock Residential Holdings, L.P., dated as of April 15, 2015

10.13	Limited Liability Company Agreement of BR Ashton I Owner, LLC by and between BR Ashton I Owner, LLC and BRG Ashton NC, LLC, dated as of July 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: August 25, 2015	By:	/s/ R. Ramin Kamfar
R. Ramin Kamfar
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Promissory Note by AR I Borrower, LLC for the benefit of Sun Life Assurance Company of Canada, dated as of November 22, 2013

10.2	Deed of Trust and Security Agreement and Fixture Filing by AR I Borrower, LLC, in favor of Sun Life Assurance Company of Canada, dated as of November 22, 2013

10.3	Assignment of Leases and Rents by AR I Borrower, LLC for the benefit of Sun Life Assurance Company of Canada, dated as of November 22, 2013

10.4	Note, Deed of Trust, and Related Loan Documents Assignment, Assumption and Modification Agreement by and among Sun Life Assurance Company of Canada, BR Ashton I Owner, LLC, Bluerock Residential Growth REIT, Inc., AR I Borrower, LLC, and Rob Meyer, Mark Mechlowitz, Jorge Sardinas, Robert Fishel, and Harold Katz, dated as of August 19, 2015

10.5	Environmental Indemnity by Bluerock Residential Growth REIT, Inc. and BR Ashton I Owner, LLC for the benefit of Sun Life Assurance Company of Canada, dated as of August 19, 2015

10.6	Guaranty of Non-Recourse Carve-Outs by Bluerock Residential Growth REIT, Inc. in favor of Sun Life Assurance Company of Canada, dated as of August 19, 2015

10.7	Letter of Undertaking by and between BR Ashton I Owner, LLC and Sun Life Assurance Company of Canada, dated as of August 19, 2015

10.8	Management Agreement by and between BR Ashton I Owner, LLC and GREP Southeast, LLC, dated as of August 19, 2015

10.9	Estoppel and Agreement by AR I Borrower, LLC for the benefit of BR Ashton I Owner, LLC, dated as of August 18, 2015

10.10	Assignment of Purchase and Sale Agreement and Escrow Instructions by and between BRG Ashton NC, LLC and BR Ashton I Owner, LLC, dated as of August 19, 2015

10.11	Bill of Sale and Assignment and Assumption of Leases and Service Contracts by and between AR I Borrower, LLC and BR Ashton I Owner, LLC, dated as of August 19, 2015

10.12	Limited Liability Company Agreement of BRG Ashton NC, LLC by and between BRG Ashton NC, LLC and Bluerock Residential Holdings, L.P., dated as of April 15, 2015

10.13	Limited Liability Company Agreement of BR Ashton I Owner, LLC by and between BR Ashton I Owner, LLC and BRG Ashton NC, LLC, dated as of July 7, 2015